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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 1997

                        STERLING CHEMICALS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                1-00059                                76-0185186
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification No.)
    incorporation or organization)

                          1200 Smith Street, Suite 1900
                            Houston, Texas 77002-4312
                                                    (713) 650-3700
                              (Address of principal
                                executive offices
                                  and zip code)

                                                    (713) 650-3700
                         (Registrant's telephone number,
                              including area code)

                            STERLING CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                              333-04343-01                             76-0502785
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification No.)
    incorporation or organization)

                          1200 Smith Street, Suite 1900
                            Houston, Texas 77002-4312
                                                    (713) 650-3700
                              (Address of principal
                                executive offices
                                  and zip code)
                                                    (713) 650-3700
                         (Registrant's telephone number,
                              including area code)

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Item 5. Other Events

         (a) The press release issued on March 25, 1997, by Sterling Chemicals Holdings, Inc. ("Holdings" and, together with its wholly owned subsidiary Sterling Chemicals, Inc. ("Sterling"), the "Company") is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

         (b) The Company has previously disclosed that a significant element of its business strategy is to pursue strategic acquisitions. Based on the Company's results of operations for the four quarters ended December 31, 1996, the restrictions contained in the Company's existing indentures currently operate to prevent the Company from incurring any additional debt other than debt incurred under the revolving portion of Sterling's credit agreements or pursuant to certain limited "baskets" and other exceptions. In addition, Sterling's credit agreements further limit the Company's ability to incur additional debt to finance acquisitions. Accordingly, the Company's ability to pursue its acquisition strategy in the near term may be limited. Under certain circumstances the Company may, however, consummate additional acquisitions (i) if the pro forma effect of such an acquisition has a sufficient positive impact on certain financial ratios under the Company's existing indentures, or (ii) through the incurrence of debt in Unrestricted Subsidiaries (as defined in the existing indentures).

Item 7.  Exhibits

         Exhibit 99.1 -- Press Release dated March 25, 1997.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   STERLING CHEMICALS HOLDINGS, INC.
                                   STERLING CHEMICALS, INC.
                                   (Registrants)

Date: March 25, 1997

                                   By:/s/  F. Maxwell Evans
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                                           F. Maxwell Evans
                                           Vice President, General Counsel
                                             and Secretary